The Spud Shack Fry Company Ltd.

FINANCIAL STATEMENTS

JUNE 30, 2014 AND 2013

(Expressed in Canadian Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of The Spud Shack Fry Company Ltd.

We have audited the accompanying balance sheets of The Spud Shack Fry Company Ltd. as of June 30, 2014 and 2013 and the related statements of operations, stockholders’ deficiency and cash flows for the years ended June 30, 2014 and 2013.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of The Spud Shack Fry Company Ltd. as of June 30, 2014 and 2013 and the results of its operations and its cash flows for the years ended June 30, 2014 and 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated profits since inception, and further losses are anticipated.  The Company requires additional funds to meet its obligations and the costs of its operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ DALE MATHESON CARR-HILTON LABONTE LLP

DALE MATHESON CARR-HILTON LABONTE LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada

April 27, 2015

The Spud Shack Fry Company Ltd.

BALANCE SHEETS

(In Canadian dollars)

	30-June-2014	30-June-2013
ASSETS
Current Assets
Cash and cash equivalents	$25,000	$11,184
Inventory	7,500	6,000
Prepaid expenses	7,015	11,939
Total Current Assets	39,515	29,123

Property and equipment (Note 4)	249,341	281,114
TOTAL ASSETS	$288,856	$310,237
LIABILITIES & STOCKHOLDERS' DEFICIENCY
Liabilities
Current Liabilities
Bank indebtedness	$22,131	$-
Accounts payable	44,584	29,946
Accrued liabilities	2,475	3,500
Current portion of deferred lease incentive (Note 5)	1,884	1,884
Total Current Liabilities	71,074	35,330
Long Term Liabilities
Deferred lease incentive (Note 5)	13,188	15,072
Due to related parties (Note 8)	513,765	445,488
Total Long Term Liabilities	526,953	460,560
Total Liabilities	598,027	495,890
Stockholders' Deficiency
Share capital (Note 9)	250	250
Deficit	(309,421)	(185,903)
Total Deficiency	(309,171)	(185,653)
TOTAL LIABILITIES & STOCKHOLDERS' DEFICIENCY	$288,856	$310,237

Nature and continuance of operations (Notes 1 and 3)
Commitment (Note 6)

See accompanying notes to financial statements

The Spud Shack Fry Company Ltd.

STATEMENTS OF OPERATIONS

(In Canadian dollars)

	For the year ended
	30-June-2014	30-June-2013
REVENUE
Sales	$369,734	$167,182
Cost of goods sold	(270,857)	(121,026)
GROSS PROFIT	98,877	46,156
EXPENSES
Depreciation	44,216	26,780
Management wages (Note 8)	40,757	37,611
Rent	68,507	52,232
General operating expenses	68,914	53,830
TOTAL OPERATING EXPENSES	222,395	170,453
NET LOSS AND COMPREHENSIVE LOSS	$(123,518)	$(124,297)

See accompanying notes to financial statements

The Spud Shack Fry Company Ltd.

STATEMENTS OF CASH FLOWS

(In Canadian dollars)

	For the year ended
	30-June-2014	30-June-2013
OPERATING ACTIVITIES
Net loss for the year	$(123,518)	$(124,297)
Adjustments to reconcile net cash flows from operating activities
Depreciation	44,216	26,780
Amortization of deferred lease incentive	(1,884)	(1,884)
Changes in working capital assets and liabilities:
Prepaid expenses	4,924	12,774
Inventory	(1,500)	(6,000)
Accounts payable and accrued liabilities	13,613	28,536
Net cash used for Operating Activities	(64,149)	(62,207)

INVESTING ACTIVITIES
Property and equipment	(12,443)	(307,894)
Contribution from landlord	-	18,840
Net cash used for Investing Activities	(12,443)	(307,894)

FINANCING ACTIVITIES
Bank indebtedness (repayments)	22,131	(82,688)
Due to related parties	68,277	438,238
Net cash provided by Financing Activities	90,408	372,506

Increase in cash and cash equivalents	13,816	2,405
Cash and cash equivalents, beginning of year	11,184	8,779
Cash and cash equivalents, the end of year	$25,000	$11,184

Supplemental disclosure of cash and cash equivalents
Cash	-	11,184
Cash equivalents	$25,000	$-
	$25,000	$11,184

See accompanying notes to financial statements

The Spud Shack Fry Company Ltd.

STATEMENT OF STOCKHOLDERS' DEFICIENCY

(In Canadian dollars)

	Common Stock	Share Capital	Deficit	Total
Balance as of June 30, 2012	250	$250	$(61,606)	$(61,356)
Net loss			(124,297)	(124,297)
Balance as of June 30, 2013	250	250	(185,903)	(185,653)
Net loss			(123,518)	(123,518)
Balance as of June 30, 2014	250	$250	$(309,421)	$(309,171)

See accompanying notes to financial statements

The Spud Shack Fry Company Ltd.

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 and 2013

NOTE 1 - NATURE OF OPERATIONS

The Spud Shack Fry Company Ltd. (the “Company”) was incorporated on January 19, 2011 under the laws of the Province of British Columbia, Canada. The Company operates a small, counter-service restaurant located in New Westminster, BC that specializes in fries, poutine, burgers, sandwiches and craft beer (www.spudshack.ca).

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

Reporting Currency

All of the Company's operations are denominated in Canadian currency so the Company has adopted the Canadian dollar as its reporting currency. Any gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in "general operating expenses" in the statement of operations.

Use of Estimates and Assumptions

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Significant areas requiring management's estimates and assumptions are provision for income taxes, depreciation and net realizable value of property and equipment.

Cash and Cash Equivalents

Cash equivalents consist of cash on deposit and term deposits with original maturities three months or less at the time of issuance.

Inventory

The Company values inventory, consisting of food products, at cost. Cost is determined on the first-in and first-out (“FIFO”) method. The Company regularly reviews its inventories on hand and, when necessary, records a provision for unsellable inventory.

Property and equipment

Property and equipment includes leasehold improvements, furniture and fixtures, and equipment which are recorded at cost. Expenditures for major additions and improvements are capitalized. Maintenance and repairs are charged to operations as incurred.  Depreciation of furniture and fixtures and office equipment is computed as follows:

Furniture and fixtures	20% declining balance
Computer equipment	55% declining balance
Leasehold improvements	Term of lease

Revenue Recognition

The Company operates a restaurant on a cash, debit, and credit card basis.  The Company recognizes revenue at the time of the transaction.

Recently Accounting Pronouncements

Accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

NOTE 3 - GOING CONCERN

These financial statements are presented on the basis that we will continue as a going concern. The going concern concept contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

At June 30, 2014, the Company has a working capital deficit of $31,559, stockholders’ deficit of $309,171 and operating losses for past two years. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.

While the Company is attempting to generate sufficient revenues, the Company’s cash position may not be enough to support the Company’s daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate sufficient revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to increase revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

	Cost	Accumulated Depreciation	Net Book Value June 30, 2014	Net Book Value June 30, 2013
Computer equipment	$ 6,942	$ 4,534	$ 2,408	$ 4,257
Furniture and fixtures	115,238	36,951	78,287	89,250
Leasehold improvements	198,158	29,512	168,647	187,606
	$ 320,338	$ 70,997	$ 249,341	$ 281,114

NOTE 5 – LEASE INCENTIVE

In February 2013, the Company received $18,840 from the landlord for tenant improvement reimbursements which has been recorded as a lease incentive. It has been amortized on a straight line basis over the lease term of 10 years. Each year’s portion of the lease incentive has been offset against the rent expense.

NOTE 6 – COMMITMENT

The Company is committed until May 31, 2022 for payments totaling $372,090 for premises under lease. The minimum lease payments over the next five years are as follows:

2015	$ 23,550
2016	47,100
2017	47,100
2018	50,868
2019	50,868
$ 219,486

NOTE 7 – INCOME TAXES

The reported income taxes differ from the amounts obtained by applying statutory rates to the loss before income taxes as follows:

	2014	2013
Loss before income taxes	$(123,518)	$(124,297)
Corporate tax rate	26%	25%
Expected income tax recovery	(32,115)	(31,824)
Increase (decrease) resulting from:
Permanent differences and others	17	13
Impact of tax rate changes	-	(1,272)
Change in valuation allowance	32,098	33,084
Deferred income tax recovery	$-	$-

The tax effects of temporary differences that give rise to the Company's deferred tax assets are as follows:

	2014	2013
Property and equipment	$62,659	$42,057
Loss carry forwards	18,459	6,963
	81,118	49,020
Valuation allowance	(81,118)	(49,020)
	$-	$-

As the criteria for recognizing deferred income tax assets have not been met due to the uncertainty of realization, a valuation allowance of 100% has been recorded for the current and prior year.

The Company's non-capital losses, which can be applied to reduce future taxable income, expire as follows:

Year of Expiry
2032	$ 60,449
2033	100,524
3034	79,291
$ 240,264

NOTE 8 – DUE TO RELATED PARTIES

During the year ended June 30, 2014, $40,757 (2013 - $37,611) was incurred as remuneration to officers and directors of the Company.

Funding for the Company was provided by management.  At June 30, 2014, $513,765 (2013 - $445,488) was owing to officers and directors of the Company.  These amounts have no fixed interest or repayment terms.

NOTE 9 – CAPITAL STOCK

The Company is authorized to issue the following classes of shares:

Class	Type	Authorized	Par value	Voting
A	Common	Unlimited	No par value	Yes
B	Common	Unlimited	No par value	No
C	Common	Unlimited	No par value	No
D	Preferred	Unlimited	No par value	No

On January 20, 2011, the Company issued 250 class A common shares to the founding shareholders for cash of $250.  No other shares have been issued.

NOTE 10 – SUBSEQUENT EVENT

On October 20, 2014, the founding shareholders sold 100% of the Company’s issued and outstanding common shares in exchange for 90,000,000 restricted common shares of Monarchy Ventures Inc. (“Monarchy’), a Nevada corporation which trades on the OTCQB under the symbol ‘MONK”.  The Company is now a wholly owned subsidiary of Monarchy.